Exhibit 10.2

Execution Version

AMENDMENT LETTER

TO

LENDERS PARTY TO THE CREDIT AGREEMENT REFERENCED BELOW

May 12, 2022

Reference is made to the Credit Agreement (as amended, the “Credit Agreement”) dated as of November 19, 2021 among AMERICAN INTERNATIONAL GROUP, INC. (the “Company”), the subsidiary borrowers party thereto, the lenders party thereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent and the Several L/C Agent party thereto. Terms used but not defined herein shall have the meanings provided in the Credit Agreement.

Each Lender is hereby requested by the Company to confirm its agreement of the following:

1.            The definition of Consolidated Total Debt in Section 1.01 (Defined Terms) is amended and restated in its entirety to read:

“Consolidated Total Debt” means, at any date, without duplication, the sum of (a) the aggregate amount of all Indebtedness of the Company and its Subsidiaries (excluding all Operating Indebtedness and Hybrid Securities of the Company and its Subsidiaries) plus (b) the aggregate amount of Hybrid Securities in excess of 15% of Consolidated Total Capitalization, in each case, determined on a consolidated basis in accordance with GAAP; provided that, the Company shall be entitled to net against such Indebtedness to the extent included in clause (a) or such Hybrid Securities to the extent included in clause (b), as applicable, unrestricted cash of the Company that was distributed or otherwise paid to the Company from the proceeds of any incurrence of such Indebtedness or such Hybrid Securities by AIG L&R up to a maximum amount of $8.3 billion for a period of up to 12 months following the first incurrence of any such Indebtedness or such Hybrid Securities.

2.            Section 6.02 (Fundamental Changes) is amended and restated in its entirety to read:

Fundamental Changes. The Company will not, nor will it cause or permit any Subsidiary Borrower to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Equity Interests of any of the Subsidiary Borrowers (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default has occurred and is continuing:

(i)            any Person may merge with or into the Company; provided that the Company shall be the surviving entity;

(ii)            any Subsidiary Borrower may merge with or into any other Person; provided that a Subsidiary Borrower or the Company shall be the surviving entity; and

(iii)            any Subsidiary Borrower may sell, transfer, lease or otherwise dispose of its assets to the Company or to another Subsidiary Borrower.

For purposes of this Section 6.02, the Separation shall not be considered a disposition of substantially all assets of the Company or any Subsidiary Borrower. The Separation shall be disregarded for the purpose of determining whether any other transaction or series of transactions is a disposition of substantially all of the assets of the Company or any Subsidiary Borrower.

The undersigned is in agreement with the foregoing. Please signify your agreement with the foregoing by signing and returning a copy of this Amendment Letter to Elizabeth Hamilton (via pdf email at ehamilton@cgsh.com) at your earliest convenience but not later than 3:00 p.m., New York City time, on May 12, 2022.

Except as expressly modified by this Amendment Letter, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights and remedies of the Lenders and the Administrative Agent and all of the obligations of the Loan Parties, shall remain in full force and effect. From and after the effectiveness of this Amendment Letter, the term “Agreement” (or words of similar import) in the Credit Agreement, and all references to the Credit Agreement in any related document, shall mean the Credit Agreement as modified by this Amendment Letter. This Amendment Letter shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents. The Company hereby represents and warrants to the Lenders and the Administrative Agent that (i) the representations and warranties of the Company and each Subsidiary Borrower (if any) set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specified date, as of such specified date) and as if each reference to “this Agreement” included reference to this Agreement Letter (it being agreed that it shall be deemed to be an Event of Default under the Credit Agreement if any of the foregoing representations and warranties shall prove to have been false in any material respect when made) and (ii) at the time of and immediately after giving effect to this Amendment Letter, no Default has occurred and or is continuing.

This Amendment Letter may be executed in any number of counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment Letter by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment Letter may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the parties hereto without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

This Amendment Letter shall be construed in accordance with and governed by the law of the State of New York.

Please direct any questions of a legal nature to Elizabeth Hamilton at Cleary Gottlieb Steen & Hamilton (ehamilton@cgsh.com, 212-225-2145). Questions of a business nature should be directed to Jon Mullen (jonathan.m.mullen@bofa.com) of Bank of America, N.A.

[Signature pages follow]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christopher Choi
Name: Christopher Choi
Title: Managing Director

[Signature page to Amendment Letter]

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ Marilyn V. Hirsch
Name: Marilyn V. Hirsch
Title: Senior Vice President and Treasurer

[Signature page to Amendment Letter]

SO AGREED:

BANK OF AMERICA, N.A.

By:	/s/ Christopher Choi
Name: Christopher Choi
Title: Managing Director

[Signature page to Amendment Letter]

SO AGREED:

CITIBANK, N.A.

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

[Signature page to Amendment Letter]

SO AGREED:

JPMORGAN CHASE BANK, N.A.

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Executive Director

[Signature page to Amendment Letter]

SO AGREED:

BARCLAYS BANK PLC

By:	/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

[Signature page to Amendment Letter]

SO AGREED:

BNP PARIBAS

By:	/s/ Joseph Malley
Name: Joseph Malley
Title: Managing Director

By:	/s/ Patrick Cunnane
Name: Patrick Cunnane
Title: Vice President

[Signature page to Amendment Letter]

SO AGREED:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Douglas Darman
Name: Douglas Darman
Title: Director

[Signature page to Amendment Letter]

SO AGREED:

GOLDMAN SACHS BANK USA

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature page to Amendment Letter]

SO AGREED:

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Mrudul Kotia
Name: Mrudul Kotia
Title: Vice President, Financial Institutions Group

[Signature page to Amendment Letter]

SO AGREED:

MIZUHO BANK, LTD.

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[Signature page to Amendment Letter]

SO AGREED:

MORGAN STANLEY BANK, N.A.

By:	/s/ David White
Name: David White
Title: Authorized Signatory

[Signature page to Amendment Letter]

SO AGREED:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas A. McLaughlin
Name: Thomas A. McLaughlin
Title: Senior Vice President

[Signature page to Amendment Letter]

SO AGREED:

ROYAL BANK OF CANADA

By:	/s/ Tim Stephens
Name: Tim Stephens
Title: Authorized Signatory

[Signature page to Amendment Letter]

SO AGREED:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

[Signature page to Amendment Letter]

SO AGREED:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Andre Liu
Name: Andre Liu
Title: Senior Vice President

[Signature page to Amendment Letter]

SO AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Jason Hafener
Name: Jason Hafener
Title: Managing Director

[Signature page to Amendment Letter]

SO AGREED:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Wendy Tso
Name: Wendy Tso
Title: Director

[Signature page to Amendment Letter]

SO AGREED:

MANUFACTURERS & TRADERS TRUST COMPANY

By:	/s/ Brooks W. Thropp
Name: Brooks W. Thropp
Title: Senior Vice President

[Signature page to Amendment Letter]

SO AGREED:

NATIONAL AUSTRALIA BANK LIMITED

By:	/s/ Helen Hsu
Name: Helen Hsu
Title: Director

[Signature page to Amendment Letter]

SO AGREED:

NATIXIS, NEW YORK BRANCH

By:	/s/ Kelley T. Hebert
Name: Kelley T. Hebert
Title: Managing Director

By:	/s/ Eric Ouyang
Name: Eric Ouyang
Title: VP

[Signature page to Amendment Letter]

SO AGREED:

SOCIETE GENERALE

By:	/s/ Arun Bansal
Name: Arun Bansal
Title: Managing Director

[Signature page to Amendment Letter]

SO AGREED:

STANDARD CHARTERED BANK

By:	/s/ Kristopher Tracy
Name: Kristopher Tracy
Title: Director – Financing Solutions

[Signature page to Amendment Letter]

SO AGREED:

THE BANK OF NEW YORK MELLON

By:	/s/ Kenneth P. Sneider Jr.
Name: Kenneth P. Sneider, Jr.
Title: Director

[Signature page to Amendment Letter]

SO AGREED:

THE BANK OF NOVA SCOTIA

By:	/s/ Marilena Devcic
Name: Marilena Devcic
Title: Director, Financial Institutions, U.S., The Bank of Nova Scotia

[Signature page to Amendment Letter]

SO AGREED:

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Sam Opitz
Name: Sam Opitz
Title: Director

By:	/s/ Aleksander Borowicz
Name: Aleksander Borowicz
Title: Director

[Signature page to Amendment Letter]